EXHIBIT 32

CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C SECTION 1350)

In connection with the Annual Report of Daulton Capital Corp. (the “Company”), on Form 10-K/A for the year ending April 30, 2010, as filed with the Securities and Exchange Commission (the “Report”), I, Terry Fields, Principal Executive and Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C Section 1350), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date May 17, 2011	By: /s/ Terry Fields
Terry Fields, Principal Executive and Financial Officer